October 21, 2017 Luminex Corporate Update

© Copyright 2017 Luminex Corporation 2 Safe Harbor Statement Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our Licensed Technologies Group model and the ability of our licensees and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our ability to integrate our recent acquisition of Nanosphere Inc.; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES® and VERIGENE® instrumentation and assays; market opportunity for ARIES® and VERIGENE ®; functionality and benefits of ARIES® and VERIGENE ® and competitive position; reimbursement trends; our ability to drive growth through investment in R&D and next generation systems and focus on operating leverage and managing operating costs; our long term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2017 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; 2017 revenue guidance; our business outlook, financial targets and projections about revenues, cash flow, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2017 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties some of which are beyond our control that could cause actual results or plans to differ materially and adversely from those anticipated in the forward looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward looking statements. Also, certain non-GAAP financial measures as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non-GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation may be available on our website at www.luminexcorp.com in accordance with Regulation G.

© Copyright 2017 Luminex Corporation 3 Today's Agenda Introductory Comments Licensed Technologies Group General Trends Molecular Diagnostics Group How We Are Winning Finance & Corporate Development Supporting Growth Q&A Concluding Comments Homi Shamir President and CEO Todd Bennett SVP, Global Sales and Customer Operations Reid Sadler VP, Sales & Marketing, Americas MDx Harriss Currie SVP, Finance and CFO Homi Shamir President and CEO

Homi Shamir President and CEO Introductory Comments

© Copyright 2017 Luminex Corporation 5 A Track Record of Success 2014 2015 2016 Total Annual Revenue Growth Accelerating +13% $227M $238M $271M $300M - $310M 2017E Consistency: 11 Straight Quarters Meeting or Exceeding Street Revenue Expectations

© Copyright 2017 Luminex Corporation 6 Executive Summary STRATEGIC GOALS • Continue to drive double digit total revenue growth, excluding LabCorp • Continued focus on profitable activities (high ROI) in both LTG and MDx • Leverage strong balance sheet to pursue expansion opportunities GROWTH DRIVERS • Licensed Technologies Group: stable, mid-single digit revenue growth with high GM • MDx infectious disease testing: double-digit revenue growth driven by high growth S2A molecular testing platforms • MDx well positioned for future growth with broad breadth of testing solutions and pricing strategies (e.g. Flex) as well as VERIGENE® II and menu LICENSED TECHNOLOGIES GROUP MOLECULAR DIAGNOSTICS GROUP

Todd Bennett SVP, Global Sales and Customer Operations Licensed Technologies Group (LTG) General Trends

Licensed Technologies Group: Summary

"…Luminex bead-based platforms are an open technology and the applications are extremely broad. There are uses in all fields from academia to the clinic…"

– Director,
Academic Core Facility

LTG:
~50%
of our business

+5%
in 1H17

1H17 LTG-Related Revenue, by Product:

Total: $74.5M



Other
12%
Royalty
29%
System
22%
Consumable
37%

LMNX IP Portfolio*:

568 Granted Patents

160 Patents Pending

% of Total 1H17 LTG-Related Revenue, by Market:



Protein Research
~40%
Transplant Diagnostics
~40%
Immuno-dx
~20%

* Worldwide

Luminex
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© Copyright 2017 Luminex Corporation

© Copyright 2017 Luminex Corporation 9 LTG: Multiplexing Systems Overview 0 5,000 10,000 15,000 2008 2010 2012 2014 2016 0 500 1,000 1,500 2,000 2,500 '01 / '02 '03 / '04 '05 / '06 '07 / '08 '09 / '10 '11 / '12 '13 / '14 '15 / '16 Total Cumulative Systems Shipped to Date Multiplexing System Shipments (2-Year Totals)

LTG: High Margin Revenue Trends

End-User Sales (Partner Reported)*


$1,200
$1,000
$800
$600
$400
$200
$0
'01/'02 '03/'04 '05/'06 '07/'08 '09/'10 '11/'12 '13/'14 '15/'16

LMNX LTG Revenue: Total*


$300
$250
$200
$150
$100
$50
$0
'01/'02 '03/'04 '05/'06 '07/'08 '09/'10 '11/'12 '13/'14 '15/'16

LMNX LTG Revenue: Consumables*


$120
$100
$80
$60
$40
$20
$0
'01/'02 '03/'04 '05/'06 '07/'08 '09/'10 '11/'12 '13/'14 '15/'16

LMNX LTG Revenue: Royalties*


$100
$80
$60
$40
$20
$0
'01/'02 '03/'04 '05/'06 '07/'08 '09/'10 '11/'12 '13/'14 '15/'16

*$ in Millions, 2-Year Totals

Luminex © Copyright 2017 Luminex Corporation

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© Copyright 2017 Luminex Corporation 11 LTG: Success Story Large European Blood Bank and Testing Network The Customer Why Luminex? The Result • Network of 15 centers • Focus on collection, testing, preparation and distribution of blood products to some 1,900 health care facilities • Dependability of the xMAP® platform • Unique approach to kit supply utilizing two of our Partners • 15 LX200™ sold • 9 Luminex service contracts • Valued at ~$2.5M in total revenue over 5 year term

© Copyright 2017 Luminex Corporation 12 LTG: Growth Opportunities • 70+ partners investing in our technology; long-term contractual partnerships; addressing large markets •Stable growth; highly profitable • Large and growing system base (14,500+) •New system (improved sensitivity and automation) 7

Reid Sadler VP, Sales & Marketing Americas MDx Molecular Diagnostics Group How We are Winning

© Copyright 2017 Luminex Corporation 14 Molecular Diagnostics (MDx): Summary Molecular Diagnostics: ~50% of our business 1H17 MDx Assay Revenue, by Category: Genetic 19% Infectious Disease 81% Total: $74M 100+ Highly Experienced MDx Sales & Support Professionals +42% in 1H17

MDx: The Right Solution for Customers Needs


MULTIPLEXING CAPABILITIES
VERIGENE®
Acquired 2016
VERIGENE® II
Coming Soon
ARIES®
Launched 2015
MAGPIX®
Launched 2010
Luminex® 200™
Launched 2005
Automated Sample to Answer
Non-Automated
SYSTEM THROUGHPUT

Luminex
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© Copyright 2017 Luminex Corporation

© Copyright 2017 Luminex Corporation 16 MDx: Targeted & Syndromic Testing Solutions HSV 1&2 Flu/RSV GBS C. Difficile Norovirus GAS MRSA Respiratory Panel GI Panel BCID Panel Targeted Syndromic Luminex is the only manufacturer providing Targeted & Syndromic solutions

© Copyright 2017 Luminex Corporation 17 MDx: Key Recent Wins Sizeable agreements closed over the past 6 months Large Hospital (BF) BC,EP,RP $1M Large Hospital (BF) EP $500K IDN Hospital Grp (BF) BC, EP $500K IDN Hospital Grp EP $500K Large Hospital (BF) BC,RP $400K Large Hospital (Cult.) BC, EP RP $400K Large Hospital (Cult.) EP $275K Reference Lab (BF) Bordetella $500K IDN Hospital Grp (MB) HSV, ASRs $400K Pathology Lab GBS $250K Reference Lab (LDT) Bordetella $200K Large Hospital (CPD) GBS, HSV $200K Large Hospital (DS) FLU $200K Pathology Lab WH ASRs $150K Reference Lab (BF) RPP $700K IDN Core Lab (BD) NxTAG® WH $600K Reference Lab (BF) RPP,GPP $500K VA Hospital (BF) RPP $400K Large Hospital (GMK) RPP $400K IDN Core Lab (GMK) RPP,CF $350K VERIGENE® ARIES® NxTAG® & xTAG® Closed Deal Competitive Takeaway * Dollar amounts per year

© Copyright 2017 Luminex Corporation 18 MDx: 2017 Success Story Commercial Lab in California The Lab The Deal The Result Offering confidential lab- based drug tests as well as: • Upper Respiratory Testing • GI Pathogen Testing • UDT Testing • Oral Fluid Testing • Multi-year agreement including: ‒ xTAG® GPP ‒ NxTAG® RPP ‒ ARIES® Bordetella ‒ ARIES® Group A Strep • Valued at $4M (over term) • 3 ARIES® & 1 MAGPIX® • Displacing BioFire • Great example of Total Portfolio Selling (syndromic panel and targeted testing)

© Copyright 2017 Luminex Corporation 19 MDx: Customer Sales and Support Selling Sample to Answer and Non- Automated MDx Portfolio Jan 45+ 60 100+ Highly Experienced MDx Sales & Support Professionals Sales Force Sales Support MDx Sales Force Integrated & Trained Focused on Microbiology & Molecular Clinical Laboratories Targeting Hospital & Reference Lab Market Prefer this slide (or consolidated slide earlier) – confirm 75 FTEs vs. 100+ in previously public slide

MDx: Overview of S2A Active Customers

400+
Active Customers

VERIGENE®

$95,000
Average Annual Revenue per Active Customer*

VERIGENE® platform continues strong traction.

Blood Culture panels outpace market growth. Enteric and RP *Flex* panels gaining rapid traction.



ARIES®

$40,000
Average Annual Revenue per Active Customer*

ARIES® traction due to menu expansion and anchor assays that can drive placements.

C. Diff and MRSA to be main drivers in 2018.



Luminex.
© Copyright 2017 Luminex Corporation
Active Customer = Purchases in rolling 12 month period
* Figures approximate
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© Copyright 2017 Luminex Corporation 21 MDx: The Importance of Our Flex Testing Strategy Single Center Experience with RP Flex* Annual Cost Savings of MDx Respiratory Testing Targets Competitor’s Full MDx Panel Luminex RP Flex Overall Cost Savings Flu A/B + RSV $215,760 $129,920 $85,840 Respiratory Virus Panel $181,350 $171,600 $9,750 Total $397,110 $301,520 RP Flex Generated Annual Savings of: >$95K Source: Dr. Yvette McCarter, College of Medicine – Jacksonville, University of Florida, Department of Pathology and Laboratory Medicine NOTE: Single center experiences may vary How does Flex testing work? • Each Flex cartridge contains a broad panel of viral, bacterial and/or parasitic targets. • Any combination of tiered targets can be selected for an individual sample at the time of test ordering. • Additional results not initially reported after test completion can be reflexed instantly at an extra cost without running an additional test.

© Copyright 2017 Luminex Corporation 22 Americas Corporate Accounts – Team Success MDx: Group Purchasing Organization Execution What is a Group Purchasing Organization (GPO)? Entity that is created to leverage the purchasing power of a group of businesses to benefit from suppliers based on the collective buying power of the GPO members Healthcare GPOs typically provide contracted discounts on medical supplies, nutrition, pharmacy and laboratory Luminex Strategic Value Allow access for assay and system growth (‘hunting license’) Competitive threats are limited Expand market share through contractual agreements with individual institutions & Integrated Delivery Networks (IDN) who drive compliance

© Copyright 2017 Luminex Corporation 23 MDx: Group Purchasing Organization Execution • Immediate funnel increases •ARIES® additions to contracts imminent •Programmatic approach to facilitate turnkey closes VERIGENE® ARIES® GPO 1  GPO 2   GPO 3   GPO 4   GPO 5  GPO 6   NATIONAL & REGIONAL GPO UPDATE * * GPO 1, 2 and 3 are national GPOs

© Copyright 2017 Luminex Corporation 24 MDx: Growth Opportunities • Total S2A revenue – accelerated growth from over $45M in 2017E and approaching ~$100M by end of 2019E, driven by; – Continued strong adoption of VERIGENE® I – Expanded menu on ARIES® – Recent expansion of GPO coverage of S2A platforms – Initial launch of VERIGENE® II with multiple assays • In uncertain reimbursement landscape, Luminex is well positioned with a broad product offering and differentiated pricing strategies

MDx: Update on VERIGENE® II


Luminex

Progress Report

- VERIGENE® II system now robust and ready for clinical trials. Failure rates consistently below 5%.
- Plan on commencing multiple clinical trials with system in 2018 (enteric, respiratory, blood culture ID) for launch in 2019
- With on-going success of VERIGENE® I, commercialization strategy for VERIGENE® II favors launching with multiple assays.
- Monitoring reimbursement landscape – well positioned with *Flex* pricing strategy

Luminex
© Copyright 2017 Luminex Corporation
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Financial and Corporate Development Supporting Growth Harriss Currie SVP, Finance and CFO

© Copyright 2017 Luminex Corporation 27 2H16 1Q17 MDx Revenue, Automated * 2H16 1Q17 Financial Overview: Well Positioned for Future Growth • Nanosphere deal accretive in 2Q17 - ahead of target • VERIGENE® gram-positive blood culture (BC-GP) and gram-negative blood culture (BC-GN) molecular assays are First to Market in Japan • Automated Sample to Answer revenue to be more than $45M in 2017 and approaching $100M by end of 2019 • LTG-related revenue to grow 3 - 5% in 2017 1H17 revenue grew 5% over 1H16, reaching $74 million; High Margin Items accounted for 78% of 1H17 revenue MDx Revenue, Non-Automated Financial Strength LTG - Related Revenue * Pro-forma $57M +6% $22M +55% $103M 2Q17 Cash and Investments $20M 1H17 Cash Flow from Operations

Thank You